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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 18, 1996



                               RSI HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                   0-18091              56-1200363
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(State or other                (Commission           (IRS Employer
jurisdiction of               File Number)          Identification
incorporation)                                            No.)


                              Post Office Box 6847
                              Greenville, SC 29606
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (864) 271-7171



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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

     On November 18, 1996, Wiegmann & Rose International Corp. ("Wiegmann & Rose"), a wholly-owned subsidiary of RSI Holdings, Inc. (the "Company"), entered into an agreement to settle a lawsuit brought by Triple A Machine Shop, Inc. ("Triple A") relating to environmental contamination on property formerly owned by Wiegmann & Rose and sold to Triple A in 1987. Pursuant to the settlement agreement, Wiegmann & Rose agreed to pay Triple A the sum of three hundred thousand ($300,000.00) dollars in exchange for settlement of the lawsuit as well as Triple A's release of Wiegmann & Rose and the Company from any further liability to Triple A in connection with the property or under the agreement made at the time of sale of the property.

     The Settlement Agreement and Release is attached hereto as Exhibit 99.1. and is incorporated herein by reference.




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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1 Settlement Agreement and Release dated as of November 18, 1996 (omitting exhibit). The Company agrees to furnish supplementally to the Commission upon its request any omitted exhibit to this document.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   RSI HOLDINGS, INC.
                                                    (Registrant)

                                                   By:   /s/ Buck A. Mickel
                                                      -----------------------

                                                   Name: Buck A. Mickel
                                                        ---------------------

                                                   Title: Vice President
                                                         --------------------

                                                   Date: November 25, 1996




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